Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED DECEMBER 31, 2020

1633 Broadway

1301 Avenue of the Americas

31 West 52nd Street

One Market Plaza

300 Mission Street

Market Center

PARAMOUNT GROUP, INC.

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the negative impact of the coronavirus 2019 (COVID-19) global pandemic on the U.S., regional and global economies and our tenants' financial condition and results of operations, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes, including changes to tax laws and regulations, and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Guidance	6
Financial Highlights	7
Consolidated Balance Sheets	8
Consolidated Statements of Income	9
Select Income Statement Data	10
Funds From Operations ("FFO")	11
Funds Available for Distribution ("FAD")	12
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre")	13
Net Operating Income ("NOI")	14 - 16
Same Store Results	17 - 20
Consolidated Joint Ventures and Fund	21 - 26
Unconsolidated Joint Ventures	27 - 32
Capital Structure	33
Debt Analysis	34
Debt Maturities	35

Selected Property Data
Portfolio Summary	36
Same Store Leased Occupancy	37 - 38
Top Tenants and Industry Diversification	39
Leasing Activity	40 - 41
Lease Expirations	42 - 44
Cash Basis Capital Expenditures	45 - 46

Definitions	47 - 48

COMPANY PROFILE

Paramount Group, Inc. ("Paramount" or the "Company") is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Chief Operating Officer, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Head of Real Estate
David Zobel	Executive Vice President, Head of Acquisitions
Gage Johnson	Senior Vice President, General Counsel and Secretary
Ermelinda Berberi	Senior Vice President, Chief Accounting Officer

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Colin Dyer	Director
Karin Klein	Director, Chair of Compensation Committee
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director, Lead Independent Director, Chair of Nominating and Corporate Governance Committee
Greg Wright	Director

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Derek Johnston	Steve Sakwa
Bank of America Merrill Lynch	BTIG	Deutsche Bank	Evercore ISI
(646) 855-5808	(212) 738-6140	(904) 520-4973	(212) 446-9462
james.feldman@baml.com	tcatherwood@btig.com	derek.johnston@db.com	steve.sakwa@evercoreisi.com

Richard Skidmore	Daniel Ismail	Omotayo Okusanya	Vikram Malhotra
Goldman Sachs	Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley
(801) 741-5459	(949) 640-8780	(646) 949-9672	(212) 761-7064
richard.skidmore@gs.com	dismail@greenst.com	omotayo.okusanya@mizuhogroup.com	vikram.malhotra@morganstanley.com

Blaine Heck
Wells Fargo
(443) 263-6529
blaine.heck@wellsfargo.com

(1)

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company's performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2021
(Amounts per diluted share)	Low	High
Estimated net loss attributable to common stockholders	$(0.16)	$(0.10)
Our share of real estate depreciation and amortization	0.98	0.98
Estimated Core FFO (1)(2)	$0.82	$0.88

Operating Assumptions:
Leasing Activity (square feet)	600,000	900,000
PGRE's share of Same Store Leased % (2) at year end	88.0%	90.0%
Decrease in PGRE's share of Same Store Cash NOI (2)	(2.0%)	-%
Decrease in PGRE's share of Same Store NOI (2)	(11.5%)	(9.5%)

Financial Assumptions (at share):
Estimated net loss	$(38,500)	$(23,500)
Depreciation and amortization	236,000	236,000
General and administrative expenses	59,000	57,000
Interest and debt expense, including amortization of deferred financing costs	132,500	129,500
Fee income, net of income taxes	(25,500)	(27,500)
NOI (2)	363,500	371,500
Straight-line rent adjustments and above and below-market lease revenue, net	(3,500)	(5,500)
Cash NOI (2)	$360,000	$366,000

(1)

We are providing our Estimated Core FFO Guidance for the full year of 2021, which is reconciled above to estimated net income attributable to common stockholders per diluted share in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The estimated net income attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission ("SEC"). Except as described above, these estimates reflect management's view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on February 10, 2021 and otherwise referenced during our conference call scheduled for February 11, 2021.  These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, capital markets activity or realized and unrealized gains or losses on real estate fund investments. The estimates set forth above may be subject to fluctuations as a result of several factors, including the negative impact of the COVID-19 global pandemic, straight-line rent adjustments and the amortization of above and below-market leases. There can be no assurance that our actual results will not differ materially from the estimates set forth above.

(2)	See page 47 for our definition of this measure.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Year Ended
SELECTED FINANCIAL DATA	December 31, 2020	December 31, 2019	September 30, 2020	December 31, 2020	December 31, 2019

Net (loss) income attributable to common stockholders:
Continuing operations	$(4,876)	$(13,158)	$(8,921)	$(20,063)	$(6,418)
Discontinued operations	(9,948)	(36,987)	1,963	(4,641)	(30,481)
Net loss attributable to common stockholders	$(14,824)	$(50,145)	$(6,958)	$(24,704)	$(36,899)

Net (loss) income per share - basic and diluted:
Per share from continuing operations	$(0.02)	$(0.06)	$(0.04)	$(0.09)	$(0.03)
Per share from discontinued operations	(0.05)	(0.16)	0.01	(0.02)	(0.13)
Net loss per share - basic and diluted	$(0.07)	$(0.22)	$(0.03)	$(0.11)	$(0.16)

Core FFO attributable to common stockholders (1)	$52,495	$58,272	$49,560	$213,682	$227,164
Per share - diluted	$0.24	$0.26	$0.22	$0.96	$0.98

PGRE's share of Cash NOI (1)	$97,599	$95,755	$92,160	$377,504	$374,187
PGRE's share of NOI (1)	$100,726	$107,716	$94,621	$404,727	$421,515

Same Store Cash NOI (1)		% Change	Same Store NOI (1)			% Change
Three Months Ended December 31, 2020 vs. December 31, 2019		2.2%	Three Months Ended December 31, 2020 vs. December 31, 2019			(0.9%)
Year Ended December 31, 2020 vs. December 31, 2019		0.2%	Year Ended December 31, 2020 vs. December 31, 2019			0.6%

PORTFOLIO STATISTICS (at PGRE Share)

	As of
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Leased % (1)	95.2%	95.5%	95.6%	95.9%	95.9%

Same Store Leased % (1)		% Change	Same Store Leased % (1)			% Change
December 31, 2020 vs. September 30, 2020		(0.4%)	December 31, 2020 vs. December 31, 2019			(0.7%)

COMMON SHARE DATA

	Three Months Ended
Share Price:	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
High	$10.36	$7.99	$10.38	$15.00	$13.99
Low	$5.54	$6.69	$6.95	$6.42	$12.65
Closing (end of period)	$9.04	$7.08	$7.71	$8.80	$13.92

Dividends per common share	$0.07	$0.10	$0.10	$0.10	$0.10
Annualized dividends per common share	$0.28	$0.40	$0.40	$0.40	$0.40
Dividend yield (on closing share price)	3.1%	5.6%	5.2%	4.5%	2.9%

(1)	See page 47 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	December 31, 2020	December 31, 2019
Assets:
Real estate, at cost:
Land	$1,966,237	$1,966,237
Buildings and improvements	5,997,078	5,923,648
	7,963,315	7,889,885
Accumulated depreciation and amortization	(966,697)	(790,216)
Real estate, net	6,996,618	7,099,669
Cash and cash equivalents	434,530	306,215
Restricted cash	30,794	25,272
Investments in unconsolidated joint ventures	412,724	449,180
Investments in unconsolidated real estate funds	12,917	10,317
Accounts and other receivables	17,502	19,231
Due from affiliates	-	36,918
Deferred rent receivable	330,239	301,588
Deferred charges, net	116,278	126,367
Intangible assets, net	153,519	203,169
Assets related to discontinued operations	-	104,836
Other assets	48,976	51,373
Total assets	$8,554,097	$8,734,135

Liabilities:
Notes and mortgages payable, net	$3,800,739	$3,783,851
Revolving credit facility	-	36,918
Accounts payable and accrued expenses	101,901	117,356
Dividends and distributions payable	16,796	25,255
Intangible liabilities, net	55,996	73,789
Other liabilities	62,931	66,004
Total liabilities	4,038,363	4,103,173

Equity:
Paramount Group, Inc. equity	3,653,177	3,785,730
Noncontrolling interests in:
Consolidated joint ventures	437,161	360,778
Consolidated real estate fund	79,017	72,396
Operating Partnership	346,379	412,058
Total equity	4,515,734	4,630,962

Total liabilities and equity	$8,554,097	$8,734,135

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Year Ended
	December 31, 2020	December 31, 2019	September 30, 2020	December 31, 2020	December 31, 2019
Revenues:
Rental revenue (1)	$174,181	$179,008	$165,420	$679,015	$709,508
Fee and other income (1)	8,177	7,761	11,355	35,222	34,246
Total revenues	182,358	186,769	176,775	714,237	743,754

Expenses:
Operating	68,395	65,659	67,865	267,587	264,702
Depreciation and amortization	59,168	58,419	58,889	235,200	240,104
General and administrative (1)	17,962	17,099	16,805	64,917	68,556
Transaction related costs	554	295	81	1,096	1,999
Total expenses	146,079	141,472	143,640	568,800	575,361

Other income (expense):
Loss from unconsolidated joint ventures	(4,175)	(1,891)	(4,268)	(18,619)	(4,706)
Income (loss) from unconsolidated real estate funds	187	(614)	(56)	272	(343)
Interest and other income, net (1)	2,130	2,139	1,104	4,490	9,844
Interest and debt expense (1)	(35,788)	(45,217)	(35,792)	(144,208)	(156,679)
Loss on early extinguishment of debt	-	(11,989)	-	-	(11,989)
(Loss) income from continuing operations, before income taxes	(1,367)	(12,275)	(5,877)	(12,628)	4,520
Income tax (expense) benefit	(358)	511	(393)	(1,493)	(312)
(Loss) income from continuing operations, net	(1,725)	(11,764)	(6,270)	(14,121)	4,208
(Loss) income from discontinued operations, net	(10,890)	(41,013)	2,147	(5,075)	(33,811)
Net loss	(12,615)	(52,777)	(4,123)	(19,196)	(29,603)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(3,772)	(2,769)	(3,566)	(9,257)	(11,022)
Consolidated real estate fund	159	(57)	79	1,450	(313)
Operating Partnership	1,404	5,458	652	2,299	4,039
Net loss attributable to common stockholders	$(14,824)	$(50,145)	$(6,958)	$(24,704)	$(36,899)

Net (loss) income per diluted share:
Loss from continuing operations, net	$(0.02)	$(0.06)	$(0.04)	$(0.09)	$(0.03)
(Loss) income from discontinued operations, net	(0.05)	(0.16)	0.01	(0.02)	(0.13)
Net loss per diluted share	$(0.07)	$(0.22)	$(0.03)	$(0.11)	$(0.16)

(1)	See page 10 for details.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Year Ended
Rental Revenue:	December 31, 2020	December 31, 2019	September 30, 2020	December 31, 2020	December 31, 2019
Property rentals	$156,053	$150,571	$146,721	$595,334	$595,281
Tenant reimbursements	13,852	14,830	12,222	50,222	55,904
Straight-line rent adjustments	4,189	10,357	4,567	28,684	44,007
Amortization of above and below-market leases, net	87	2,483	1,910	4,775	11,097
Lease termination income	-	767	-	-	3,219
Total rental revenue	$174,181	$179,008	$165,420	$679,015	$709,508

	Three Months Ended			Year Ended
Fee and Other Income:	December 31, 2020	December 31, 2019	September 30, 2020	December 31, 2020	December 31, 2019
Asset management	$3,538	$3,169	$3,636	$14,266	$10,442
Property management	2,283	1,919	2,270	9,242	6,852
Acquisition, disposition and leasing	43	-	2,586	2,629	3,435
Other	514	285	661	1,933	2,015
Total fee income	6,378	5,373	9,153	28,070	22,744
Other (primarily parking income and tenant requested services, including
overtime heating and cooling)	1,799	2,388	2,202	7,152	11,502
Total fee and other income	$8,177	$7,761	$11,355	$35,222	$34,246

	Three Months Ended			Year Ended
General and Administrative:	December 31, 2020	December 31, 2019	September 30, 2020	December 31, 2020	December 31, 2019
General and administrative expenses	$16,106	$16,254	$16,065	$62,481	$64,650
Mark-to-market of deferred compensation plan liabilities (offset by an increase (decrease) in the mark-to-market of plan assets, which is
included in "interest and other income, net")	1,856	845	740	2,436	3,906
Total general and administrative	$17,962	$17,099	$16,805	$64,917	$68,556

	Three Months Ended			Year Ended
Interest and Other Income, net:	December 31, 2020	December 31, 2019	September 30, 2020	December 31, 2020	December 31, 2019
Interest income, net	$274	$1,294	$364	$2,054	$5,484
Mark-to-market of deferred compensation plan assets (offset by an increase (decrease) in the mark-to-market of plan assets, which is
included in "general and administrative" expenses)	1,856	845	740	2,436	3,906
Preferred equity investment income (1)	-	-	-	-	454
Total interest and other income, net	$2,130	$2,139	$1,104	$4,490	$9,844

(1)     The preferred equity investment was redeemed on March 1, 2019.

	Three Months Ended				Year Ended
Interest and Debt Expense:	December 31, 2020	December 31, 2019		September 30, 2020	December 31, 2020	December 31, 2019
Interest expense	$33,468	$34,344		$33,472	$134,931	$137,356
Amortization of deferred financing costs	2,320	10,873	(1)	2,320	9,277	19,323	(1)
Total interest and debt expense	$35,788	$45,217		$35,792	$144,208	$156,679

(1)     Includes $8,215 of expense from the non-cash write-off of deferred financing costs in connection with the $1.25 billion refinancing of 1633 Broadway in November 2019.

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Year Ended
	December 31, 2020	December 31, 2019	September 30, 2020	December 31, 2020	December 31, 2019
Reconciliation of net loss to FFO and Core FFO:
Net loss	$(12,615)	$(52,777)	$(4,123)	$(19,196)	$(29,603)
Real estate depreciation and amortization (including our share
of unconsolidated joint ventures)	70,700	65,368	71,131	283,317	257,876
Adjustments related to discontinued operations (including
impairments and gain or loss on sale of real estate)	12,766	43,156	-	13,456	49,103
FFO (1)	70,851	55,747	67,008	277,577	277,376
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(13,167)	(11,360)	(12,695)	(43,542)	(46,527)
Consolidated real estate fund	159	(57)	79	1,450	(313)
FFO attributable to Paramount Group Operating Partnership	57,843	44,330	54,392	235,485	230,536
Less FFO attributable to noncontrolling interests in Operating Partnership	(5,004)	(4,352)	(4,659)	(20,664)	(22,349)
FFO attributable to common stockholders (1)	$52,839	$39,978	$49,733	$214,821	$208,187
Per diluted share	$0.24	$0.18	$0.22	$0.96	$0.90

FFO	$70,851	$55,747	$67,008	$277,577	$277,376
Non-core items:
Our share of distributions from 712 Fifth Avenue in excess of earnings	(891)	(1,001)	(498)	(2,697)	(2,038)
Loss on early extinguishment of debt	-	11,989	-	-	11,989
Non-cash write-off of deferred financing costs	-	8,215	-	-	8,215
Other, net	515	1,083	308	1,450	2,881
Core FFO (1)	70,475	76,033	66,818	276,330	298,423
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(13,167)	(11,360)	(12,695)	(43,542)	(46,527)
Consolidated real estate fund	159	(57)	79	1,450	(313)
Core FFO attributable to Paramount Group Operating Partnership	57,467	64,616	54,202	234,238	251,583
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(4,972)	(6,344)	(4,642)	(20,556)	(24,419)
Core FFO attributable to common stockholders (1)	$52,495	$58,272	$49,560	$213,682	$227,164
Per diluted share	$0.24	$0.26	$0.22	$0.96	$0.98

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	218,989,711	227,276,459	221,461,146	222,436,170	231,538,065
Effect of dilutive securities	40,406	50,071	6,025	16,558	35,323
Denominator for FFO and Core FFO per diluted share	219,030,117	227,326,530	221,467,171	222,452,728	231,573,388

(1)	See page 47 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended				Year Ended
	December 31, 2020	December 31, 2019		September 30, 2020	December 31, 2020	December 31, 2019
Reconciliation of Core FFO to FAD:
Core FFO	$70,475	$76,033		$66,818	$276,330	$298,423
Add (subtract) adjustments to arrive at FAD:
Straight-line rent adjustments (including our share
of unconsolidated joint ventures)	(4,961)	(11,218)		(5,523)	(32,325)	(45,580)
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(1,126)	(3,141)		(2,986)	(8,645)	(11,913)
Amortization of deferred financing costs (including our share
of unconsolidated joint ventures)	2,659	2,843	(1)	2,624	10,564	11,726	(1)
Amortization of stock-based compensation expense	5,098	5,001		4,503	19,239	22,860
Expenditures to maintain assets	(5,246)	(8,408)		(5,139)	(18,955)	(22,774)
Second generation tenant improvements and leasing commissions	(19,731)	(24,697)		(6,590)	(61,016)	(64,372)
Adjustments related to discontinued operations	146	111		128	507	(1,637)
FAD (2)	47,314	36,524		53,835	185,699	186,733
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	216	(6,756)		(5,689)	(11,237)	(23,345)
Consolidated real estate fund	159	(57)		79	1,450	(313)
FAD attributable to Paramount Group Operating Partnership	47,689	29,711		48,225	175,912	163,075
Less FAD attributable to noncontrolling interests in Operating Partnership	(4,126)	(2,917)		(4,131)	(15,360)	(15,812)
FAD attributable to common stockholders (2) (3)	$43,563	$26,794		$44,094	$160,552	$147,263

Dividends declared on common stock	$15,318	$22,743		$22,060	$81,800	$92,425

(1)	Excludes $8,215 of expense from the non-cash write-off of deferred financing costs in connection with the $1.25 billion refinancing of 1633 Broadway in November 2019.
(2)	See page 47 for our definition of this measure.
(3)

FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2020	December 31, 2019	September 30, 2020	December 31, 2020	December 31, 2019
Reconciliation of net loss to EBITDAre and Adjusted EBITDAre:
Net loss	$(12,615)	$(52,777)	$(4,123)	$(19,196)	$(29,603)
Add (subtract) adjustments to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization (including our share
of unconsolidated joint ventures)	70,700	65,368	71,131	283,317	257,876
Interest and debt expense (including our share
of unconsolidated joint ventures)	41,229	49,072	41,224	165,986	168,335
Income tax expense (benefit) (including our share of
unconsolidated joint ventures)	358	(509)	394	1,510	316
Adjustments related to discontinued operations (including
impairments and gain or loss on sale of real estate)	12,765	43,156	10	13,465	49,103
EBITDAre (1)	112,437	104,310	108,636	445,082	446,027
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(20,939)	(18,199)	(20,452)	(72,934)	(73,276)
Consolidated real estate fund	155	(53)	78	1,313	(314)
PGRE's share of EBITDAre (1)	$91,653	$86,058	$88,262	$373,461	$372,437

EBITDAre	$112,437	$104,310	$108,636	$445,082	$446,027
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
Our share of distributions from 712 Fifth Avenue in excess of earnings	(891)	(1,001)	(498)	(2,697)	(2,038)
Loss on early extinguishment of debt	-	11,989	-	-	11,989
Other, net	579	878	251	2,470	2,181
Adjusted EBITDAre (1)	112,125	116,176	108,389	444,855	458,159
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(20,939)	(18,195)	(20,452)	(72,934)	(73,272)
PGRE's share of Adjusted EBITDAre (1)	$91,186	$97,981	$87,937	$371,921	$384,887

(1)	See page 47 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2020	December 31, 2019	September 30, 2020	December 31, 2020	December 31, 2019
Reconciliation of net loss to NOI and Cash NOI:
Net loss	$(12,615)	$(52,777)	$(4,123)	$(19,196)	$(29,603)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	59,168	58,419	58,889	235,200	240,104
General and administrative	17,962	17,099	16,805	64,917	68,556
Interest and debt expense	35,788	45,217	35,792	144,208	156,679
Loss on early extinguishment of debt	-	11,989	-	-	11,989
Income tax expense (benefit)	358	(511)	393	1,493	312
NOI from unconsolidated joint ventures	11,928	7,840	12,935	48,631	22,409
Loss from unconsolidated joint ventures	4,175	1,891	4,268	18,619	4,706
Fee income	(6,378)	(5,373)	(9,153)	(28,070)	(22,744)
Interest and other income, net	(2,130)	(2,139)	(1,104)	(4,490)	(9,844)
Adjustments related to discontinued operations (including
impairments and gain or loss on sale of real estate)	12,765	43,156	10	13,465	49,103
Other, net	367	909	137	824	2,342
NOI (1)	121,388	125,720	114,849	475,601	494,009
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(20,909)	(18,107)	(20,433)	(72,766)	(72,620)
Consolidated real estate fund	247	103	205	1,892	126
PGRE's share of NOI (1)	$100,726	$107,716	$94,621	$404,727	$421,515

NOI	$121,388	$125,720	$114,849	$475,601	$494,009
Less:
Straight-line rent adjustments (including our share of
unconsolidated joint ventures)	(4,961)	(11,218)	(5,523)	(32,325)	(45,580)
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(1,126)	(3,141)	(2,986)	(8,645)	(11,913)
Adjustments related to discontinued operations	146	132	128	507	434
Cash NOI (1)	115,447	111,493	106,468	435,138	436,950
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(18,095)	(15,841)	(14,513)	(59,526)	(62,889)
Consolidated real estate fund	247	103	205	1,892	126
PGRE's share of Cash NOI (1)	$97,599	$95,755	$92,160	$377,504	$374,187

(1)	See page 47 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended December 31, 2020
	Total	New York	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(12,615)	$5,012	$8,360	$(25,987)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	59,168	39,856	18,168	1,144
General and administrative	17,962	-	-	17,962
Interest and debt expense	35,788	21,566	12,528	1,694
Income tax expense	358	-	2	356
NOI from unconsolidated joint ventures	11,928	2,800	9,326	(198)
Loss (income) from unconsolidated joint ventures	4,175	(240)	4,160	255
Fee income	(6,378)	-	-	(6,378)
Interest and other income, net	(2,130)	-	(31)	(2,099)
Adjustments related to discontinued operations (including
loss on sale of real estate)	12,765	-	-	12,765
Other, net	367	-	-	367
NOI (1)	121,388	68,994	52,513	(119)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(20,909)	(2,421)	(18,488)	-
Consolidated real estate fund	247	-	-	247
PGRE's share of NOI for the three months ended December 31, 2020	$100,726	$66,573	$34,025	$128
PGRE's share of NOI for the three months ended December 31, 2019	$107,716	$76,499	$30,211	$1,006

NOI	$121,388	$68,994	$52,513	$(119)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share
of unconsolidated joint ventures)	(4,961)	316	(5,337)	60
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(1,126)	(832)	(294)	-
Adjustments related to discontinued operations	146	-	-	146
Cash NOI (1)	115,447	68,478	46,882	87
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(18,095)	(2,018)	(16,077)	-
Consolidated real estate fund	247	-	-	247
PGRE's share of Cash NOI for the three months ended December 31, 2020	$97,599	$66,460	$30,805	$334
PGRE's share of Cash NOI for the three months ended December 31, 2019	$95,755	$70,636	$24,003	$1,116

(1)	See page 47 for our definition of this measure.

NOI

(unaudited and in thousands)

	Year Ended December 31, 2020
	Total	New York	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(19,196)	$12,606	$28,199	$(60,001)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	235,200	159,744	70,962	4,494
General and administrative	64,917	-	-	64,917
Interest and debt expense	144,208	87,687	49,905	6,616
Income tax expense	1,493	3	2	1,488
NOI from unconsolidated joint ventures	48,631	11,540	38,892	(1,801)
Loss (income) from unconsolidated joint ventures	18,619	(617)	17,210	2,026
Fee income	(28,070)	-	-	(28,070)
Interest and other income, net	(4,490)	-	(309)	(4,181)
Adjustments related to discontinued operations (including
loss on sale of real estate)	13,465	-	-	13,465
Other, net	824	-	-	824
NOI (1)	475,601	270,963	204,861	(223)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(72,766)	(4,294)	(68,461)	(11)
Consolidated real estate fund	1,892	-	-	1,892
PGRE's share of NOI for the year ended December 31, 2020	$404,727	$266,669	$136,400	$1,658
PGRE's share of NOI for the year ended December 31, 2019	$421,515	$304,588	$105,438	$11,489

NOI	$475,601	$270,963	$204,861	$(223)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share
of unconsolidated joint ventures)	(32,325)	(7,728)	(24,681)	84
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(8,645)	23	(8,668)	-
Adjustments related to discontinued operations	507	-	-	507
Cash NOI (1)	435,138	263,258	171,512	368
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(59,526)	(4,290)	(55,225)	(11)
Consolidated real estate fund	1,892	-	-	1,892
PGRE's share of Cash NOI for the year ended December 31, 2020	$377,504	$258,968	$116,287	$2,249
PGRE's share of Cash NOI for the year ended December 31, 2019	$374,187	$272,974	$89,289	$11,924

(1)	See page 47 for our definition of this measure.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended December 31, 2020
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended December 31, 2020	$97,599	$66,460	$30,805	$334
Acquisitions (2)	(3,185)	-	(3,185)	-
Dispositions / Discontinued Operations	(2,021)	-	-	(2,021)	(3)
Lease termination income and other, net	1,182	(365)	(140)	1,687
PGRE's share of Same Store Cash NOI for the three months ended December 31, 2020	$93,575	$66,095	$27,480	$-

	Three Months Ended December 31, 2019
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the three months ended December 31, 2019	$95,755	$70,636		$24,003	$1,116
Dispositions / Discontinued Operations	(5,024)	(2,749)	(4)	-	(2,275)	(3)
Lease termination income and other, net	799	-		(360)	1,159
PGRE's share of Same Store Cash NOI for the three months ended December 31, 2019	$91,530	$67,887		$23,643	$-

Increase (decrease) in PGRE's share of Same Store Cash NOI	$2,045	$(1,792)		$3,837	$-
% Increase (decrease)	2.2%	(2.6%	)	16.2%

(1)	See page 47 for our definition of this measure.
(2)	Represents our share of Same Store Cash NOI attributable to acquired properties (Market Center in San Francisco) for the months in which they were not owned by us in both reporting periods.
(3)	Represents Cash NOI from discontinued operations (1899 Pennsylvania Avenue).
(4)	Represents Cash NOI attributable to the 10.0% sale of 1633 Broadway for the months in which it was not owned by us in both reporting periods.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended December 31, 2020
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended December 31, 2020	$100,726	$66,573	$34,025	$128
Acquisitions (2)	(3,883)	-	(3,883)	-
Dispositions / Discontinued Operations	(1,875)	-	-	(1,875)	(3)
Non-cash write-offs of straight-line rent receivables (4)	6,032	4,994	1,038	-
Lease termination income and other, net	1,242	(365)	(140)	1,747
PGRE's share of Same Store NOI for the three months ended December 31, 2020	$102,242	$71,202	$31,040	$-

	Three Months Ended December 31, 2019
	Total	New York		San Francisco	Other
PGRE's share of NOI for the three months ended December 31, 2019	$107,716	$76,499		$30,211	$1,006
Dispositions / Discontinued Operations	(5,340)	(3,197)	(5)	-	(2,143)	(3)
Lease termination income and other, net	777	-		(360)	1,137
PGRE's share of Same Store NOI for the three months ended December 31, 2019	$103,153	$73,302		$29,851	$-

(Decrease) increase in PGRE's share of Same Store NOI	$(911)	$(2,100)	$1,189	$-
% (Decrease) increase	(0.9%)	(2.9%)	4.0%

(1)	See page 47 for our definition of this measure.
(2)	Represents our share of Same Store NOI attributable to acquired properties (Market Center in San Francisco) for the months in which they were not owned by us in both reporting periods.
(3)	Represents NOI from discontinued operations (1899 Pennsylvania Avenue).
(4)

Represents impairments of receivables arising from operating leases that have been consistently excluded from our same store results in prior periods as noted in our definition of these terms. In prior periods, adjustments for these items have been relatively small and as such, were included within "other."

(5)	Represents NOI attributable to the 10.0% sale of 1633 Broadway for the months in which it was not owned by us in both reporting periods.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Year Ended December 31, 2020
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the year ended December 31, 2020	$377,504	$258,968	$116,287	$2,249
Acquisitions (2)	(22,644)	-	(22,644)	-
Dispositions / Discontinued Operations	(8,897)	-	-	(8,897)	(3)
Reserves for uncollectible accounts receivable (4)	1,940	1,152	788	-
Lease termination income and other, net	6,030	(619)	1	6,648
PGRE's share of Same Store Cash NOI for the year ended December 31, 2020	$353,933	$259,501	$94,432	$-

	Year Ended December 31, 2019
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the year ended December 31, 2019	$374,187	$272,974		$89,289	$11,924
Dispositions / Discontinued Operations	(21,688)	(5,962)	(5)	-	(15,726)	(3)
Reserves for uncollectible accounts receivable (4)	448	473		(25)	-
Lease termination income and other, net	345	(2,346)		(1,111)	3,802
PGRE's share of Same Store Cash NOI for the year ended December 31, 2019	$353,292	$265,139		$88,153	$-

Increase (decrease) in PGRE's share of Same Store Cash NOI	$641	$(5,638)	$6,279	$-
% Increase (decrease)	0.2%	(2.1%)	7.1%

(1)	See page 47 for our definition of this measure.
(2)

Represents our share of Same Store Cash NOI attributable to acquired properties (Market Center, 55 Second Street and 111 Sutter Street in San Francisco) for the months in which they were not owned by us in both reporting periods.

(3)	Represents Cash NOI from discontinued operations (1899 Pennsylvania Avenue in 2020 and 1899 Pennsylvania Avenue and Liberty Place in 2019).
(4)

Represents impairments of receivables arising from operating leases that have been consistently excluded from our same store results in prior periods as noted in our definition of these terms. In prior periods, adjustments for these items have been relatively small and as such, were included within "other."

(5)	Represents Cash NOI attributable to the 10.0% sale of 1633 Broadway for the months in which it was not owned by us in both reporting periods.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Year Ended December 31, 2020
	Total	New York	San Francisco	Other
PGRE's share of NOI for the year ended December 31, 2020	$404,727	$266,669	$136,400	$1,658
Acquisitions (2)	(28,760)	-	(28,760)	-
Dispositions / Discontinued Operations	(8,390)	-	-	(8,390)	(3)
Non-cash write-offs (primarily straight-line rent receivables) (4)	26,826	22,383	4,443	-
Reserves for uncollectible accounts receivable (4)	1,940	1,152	788	-
Lease termination income and other, net	6,114	(619)	1	6,732
PGRE's share of Same Store NOI for the year ended December 31, 2020	$402,457	$289,585	$112,872	$-

	Year Ended December 31, 2019
	Total	New York		San Francisco	Other
PGRE's share of NOI for the year ended December 31, 2019	$421,515	$304,588		$105,438	$11,489
Dispositions / Discontinued Operations	(22,295)	(7,003)	(5)	-	(15,292)	(3)
Reserves for uncollectible accounts receivable (4)	448	473		(25)	-
Lease termination income and other, net	346	(2,346)		(1,111)	3,803
PGRE's share of Same Store NOI for the year ended December 31, 2019	$400,014	$295,712		$104,302	$-

Increase (decrease) in PGRE's share of Same Store NOI	$2,443	$(6,127)	$8,570	$-
% Increase (decrease)	0.6%	(2.1%)	8.2%

(1)	See page 47 for our definition of this measure.
(2)

Represents our share of Same Store NOI attributable to acquired properties (Market Center, 55 Second Street and 111 Sutter Street in San Francisco) for the months in which they were not owned by us in both reporting periods.

(3)	Represents NOI from discontinued operations (1899 Pennsylvania Avenue in 2020 and 1899 Pennsylvania Avenue and Liberty Place in 2019).
(4)

Represents impairments of receivables arising from operating leases that have been consistently excluded from our same store results in prior periods as noted in our definition of these terms. In prior periods, adjustments for these items have been relatively small and as such, were included within "other."

(5)	Represents NOI attributable to the 10.0% sale of 1633 Broadway for the months in which it was not owned by us in both reporting periods.

CONSOLIDATED JOINT VENTURES AND FUND – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2020
	Consolidated Joint Ventures					Consolidated Fund
	Total Consolidated					Residential
	Joint Ventures	1633 Broadway (1)	One Market Plaza	300 Mission Street	Other (2)	Development Fund
PGRE Ownership		90.0%	49.0%	31.1%	24.4%	7.4%
Assets:
Real estate, net	$3,470,766	$1,794,011	$1,186,842	$489,913	$-	$-
Cash and cash equivalents	130,752	68,049	51,081	10,654	968	2,512
Restricted cash	1,383	78	1,305	-	-	-
Investments in unconsolidated joint ventures	-	-	-	-	-	67,505
Accounts and other receivables	6,747	3,867	900	1,980	-	124
Deferred rent receivable	192,401	115,270	57,801	19,330	-	-
Deferred charges, net	55,156	28,977	16,261	9,918	-	-
Intangible assets, net	76,545	56,588	14,728	5,229	-	-
Other assets	5,806	451	5,044	310	1	15,690
Total Assets	$3,939,556	$2,067,291	$1,333,962	$537,334	$969	$85,831

Liabilities:
Notes and mortgages payable, net	$2,457,272	$1,241,121	$971,717	$244,434	$-	$-
Accounts payable and accrued expenses	51,513	18,310	24,239	8,931	33	77
Intangible liabilities, net	33,566	18,339	14,176	1,051	-	-
Other liabilities	4,486	67	4,348	3	68	-
Total Liabilities	2,546,837	1,277,837	1,014,480	254,419	101	77

Equity:
Paramount Group, Inc. equity	955,558	711,049	156,614	87,165	730	6,737
Noncontrolling interests	437,161	78,405	162,868	195,750	138	79,017
Total Equity	1,392,719	789,454	319,482	282,915	868	85,754

Total Liabilities and Equity	$3,939,556	$2,067,291	$1,333,962	$537,334	$969	$85,831

(1)	On May 27, 2020, we sold a 10.0% interest in 1633 Broadway.
(2)	Represents PGRESS Equity Holdings, LP.

CONSOLIDATED JOINT VENTURES AND FUND – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2019
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	One Market Plaza	300 Mission Street	Other (1)	Development Fund
PGRE Ownership		49.0%	31.1%	24.4%	7.4%
Assets:
Real estate, net	$1,685,391	$1,203,232	$482,159	$-	$-
Cash and cash equivalents	64,172	46,601	16,668	903	2,258
Restricted cash	3,398	3,398	-	-	-
Investments in unconsolidated joint ventures	-	-	-	-	69,535
Accounts and other receivables	2,015	1,085	930	-	125
Deferred rent receivable	57,338	46,901	10,437	-	-
Deferred charges, net	24,030	13,330	10,700	-	-
Intangible assets, net	29,872	21,943	7,929	-	-
Other assets	5,386	4,937	449	-	15,746
Total Assets	$1,871,602	$1,341,427	$529,272	$903	$87,664

Liabilities:
Notes and mortgages payable, net	$1,205,324	$970,681	$234,643	$-	$-
Accounts payable and accrued expenses	35,191	26,165	8,971	55	61
Intangible liabilities, net	19,841	18,405	1,436	-	-
Other liabilities	4,273	4,270	3	-	8,774
Total Liabilities	1,264,629	1,019,521	245,053	55	8,835

Equity:
Paramount Group, Inc. equity	246,195	157,801	87,669	725	6,433
Noncontrolling interests	360,778	164,105	196,550	123	72,396
Total Equity	606,973	321,906	284,219	848	78,829

Total Liabilities and Equity	$1,871,602	$1,341,427	$529,272	$903	$87,664

(1)	Represents PGRESS Equity Holdings, LP.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2020
	Consolidated Joint Ventures					Consolidated Fund
	Total Consolidated					Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Other (1)	Development Fund
Total revenues	$93,477	$45,689	$35,747	$12,041	$-	$-
Total operating expenses	30,805	17,391	10,268	3,146	-	(3)
Net operating income (2)	62,672	28,298	25,479	8,895	-	3
Depreciation and amortization	(28,464)	(14,190)	(10,353)	(3,921)	-	-
Interest and other income, net	52	-	31	-	21	56
Interest and debt expense	(22,380)	(9,852)	(10,304)	(2,224)	-	-
Loss from unconsolidated joint ventures	-	-	-	-	-	(271)
Net income (loss) before income taxes	11,880	4,256	4,853	2,750	21	(212)
Income tax expense	-	-	-	-	-	(3)
Net income (loss)	$11,880	$4,256	$4,853	$2,750	$21	$(215)

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	24.4%	7.4%
Net income (loss)	$7,037	$3,830	$2,374	$828	$5	$(56)
Add: Management fee income	1,071	409	199	463	-	-
PGRE's share of net income (loss)	8,108	4,239	2,573	1,291	5	(56)
Add: Real estate depreciation and amortization	19,069	12,771	5,077	1,221	-	-
FFO/Core FFO (2)	$27,177	$17,010	$7,650	$2,512	$5	$(56)

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	75.6%	92.6%
Net income (loss)	$4,843	$426	$2,479	$1,922	$16	$(159)
Less: Management fee expense	(1,071)	(409)	(199)	(463)	-	-
Net income (loss) attributable to noncontrolling interests	3,772	17	2,280	1,459	16	(159)
Add: Real estate depreciation and amortization	9,395	1,419	5,276	2,700	-	-
FFO/Core FFO (2)	$13,167	$1,436	$7,556	$4,159	$16	$(159)

(1)	Represents PGRESS Equity Holdings, LP.
(2)	See page 47 for our definition of these measures.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2019
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	One Market Plaza	300 Mission Street	Other (1)	Development Fund
Total revenues	$47,426	$35,092	$12,334	$-	$-
Total operating expenses	13,770	10,069	3,701	-	-
Net operating income (2)	33,656	25,023	8,633	-	-
Depreciation and amortization	(15,091)	(10,096)	(4,995)	-	-
Interest and other income (loss), net	176	153	36	(13)	143
Interest and debt expense	(12,590)	(10,304)	(2,286)	-	-
Loss from unconsolidated joint ventures	-	-	-	-	(112)
Net income (loss) before income taxes	6,151	4,776	1,388	(13)	31
Income tax expense	(9)	-	(9)	-	(1)
Net income (loss)	$6,142	$4,776	$1,379	$(13)	$30

PGRE's share
Ownership	Total	49.0%	31.1%	24.4%	7.4%
Net income (loss)	$2,742	$2,337	$404	$1	$(27)
Add: Management fee income	631	153	478	-	-
PGRE's share of net income (loss)	3,373	2,490	882	1	(27)
Add: Real estate depreciation and amortization	6,500	4,947	1,553	-	-
FFO/Core FFO (2)	$9,873	$7,437	$2,435	$1	$(27)

Noncontrolling interests' share
Ownership	Total	51.0%	68.9%	75.6%	92.6%
Net income (loss)	$3,400	$2,439	$975	$(14)	$57
Less: Management fee expense	(631)	(153)	(478)	-	-
Net income (loss) attributable to noncontrolling interests	2,769	2,286	497	(14)	57
Add: Real estate depreciation and amortization	8,591	5,149	3,442	-	-
FFO/Core FFO (2)	$11,360	$7,435	$3,939	$(14)	$57

(1)	Represents PGRESS Equity Holdings, LP.
(2)	See page 47 for our definition of these measures.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2020
	Consolidated Joint Ventures					Consolidated Fund
	Total Consolidated					Residential
	Joint Ventures	1633 Broadway (1)	One Market Plaza	300 Mission Street	Other (2)	Development Fund
Total revenues	$276,513	$94,695	$145,073	$36,731	$14	$-
Total operating expenses	93,416	42,008	38,856	12,552	-	2
Net operating income (loss) (3)	183,097	52,687	106,217	24,179	14	(2)
Depreciation and amortization	(89,491)	(33,823)	(41,597)	(14,071)	-	-
Interest and other income, net	316	-	275	34	7	399
Interest and debt expense	(73,389)	(23,484)	(40,994)	(8,911)	-	(141)
Loss from unconsolidated joint ventures	-	-	-	-	-	(2,044)
Net income (loss) before income taxes	20,533	(4,620)	23,901	1,231	21	(1,788)
Income tax benefit (expense)	3	(3)	(2)	8	-	(5)
Net income (loss)	$20,536	$(4,623)	$23,899	$1,239	$21	$(1,793)

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	24.4%	7.4%
Net income (loss)	$7,829	$(4,161)	$11,703	$282	$5	$(343)
Add: Management fee income	3,450	975	734	1,741	-	-
PGRE's share of net income (loss)	11,279	(3,186)	12,437	2,023	5	(343)
Add: Real estate depreciation and amortization	55,206	30,441	20,386	4,379	-	-
FFO/Core FFO (3)	$66,485	$27,255	$32,823	$6,402	$5	$(343)

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	75.6%	92.6%
Net income (loss)	$12,707	$(462)	$12,196	$957	$16	$(1,450)
Less: Management fee expense	(3,450)	(975)	(734)	(1,741)	-	-
Net income (loss) attributable to noncontrolling interests	9,257	(1,437)	11,462	(784)	16	(1,450)
Add: Real estate depreciation and amortization	34,285	3,382	21,211	9,692	-	-
FFO/Core FFO (3)	$43,542	$1,945	$32,673	$8,908	$16	$(1,450)

(1)	Represents the results of operations from the date of disposition (May 27, 2020) through December 31, 2020.
(2)	Represents PGRESS Equity Holdings, LP.
(3)	See page 47 for our definition of these measures.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2019
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	One Market Plaza	300 Mission Street	Other (1)	Development Fund
Total revenues	$188,411	$139,492	$48,919	$-	$-
Total operating expenses	53,464	38,513	14,951	-	18
Net operating income (loss) (2)	134,947	100,979	33,968	-	(18)
Depreciation and amortization	(62,357)	(41,690)	(20,667)	-	-
Interest and other income, net	1,083	612	172	299	297
Interest and debt expense	(49,412)	(40,885)	(8,527)	-	-
Loss from unconsolidated joint ventures	-	-	-	-	(118)
Net income before income taxes	24,261	19,016	4,946	299	161
Income tax expense	(28)	(3)	(25)	-	(6)
Net income	$24,233	$19,013	$4,921	$299	$155

PGRE's share
Ownership	Total	49.0%	31.1%	24.4%	7.4%
Net income (loss)	$10,829	$9,309	$1,443	$77	$(158)
Add: Management fee income	2,382	690	1,692	-	-
PGRE's share of net income (loss)	13,211	9,999	3,135	77	(158)
Add: Real estate depreciation and amortization	26,852	20,427	6,425	-	-
FFO/Core FFO (2)	$40,063	$30,426	$9,560	$77	$(158)

Noncontrolling interests' share
Ownership	Total	51.0%	68.9%	75.6%	92.6%
Net income	$13,404	$9,704	$3,478	$222	$313
Less: Management fee expense	(2,382)	(690)	(1,692)	-	-
Net income attributable to noncontrolling interests	11,022	9,014	1,786	222	313
Add: Real estate depreciation and amortization	35,505	21,263	14,242	-	-
FFO/Core FFO (2)	$46,527	$30,277	$16,028	$222	$313

(1)	Represents PGRESS Equity Holdings, LP.
(2)	See page 47 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2020
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,674,858	$211,635	$658,112	$378,946	$214,774	$1,211,391
Cash and cash equivalents	83,093	22,860	23,984	8,817	3,851	23,581
Restricted cash	37,056	1,727	-	-	1,295	34,034
Accounts and other receivables	4,074	1,191	1,999	501	230	153
Deferred rent receivable	24,518	15,863	3,811	1,964	2,218	662
Deferred charges, net	11,383	8,719	805	463	1,396	-
Intangible assets, net	110,307	-	40,444	23,696	6,037	40,130
Other assets	5,786	174	155	2,083	107	3,267
Total Assets	$2,951,075	$262,169	$729,310	$416,470	$229,908	$1,313,218

Liabilities:
Notes and mortgages payable, net	$1,801,084	$297,364	$402,057	$186,592	$146,693	$768,378
Accounts payable and accrued expenses	64,710	9,227	10,995	5,909	2,745	35,834
Intangible liabilities, net	26,772	-	8,345	15,318	3,109	-
Other liabilities	22,865	269	20,764	108	304	1,420
Total Liabilities	1,915,431	306,860	442,161	207,927	152,851	805,632

Total Equity	1,035,644	(44,691)	287,149	208,543	77,057	507,586

Total Liabilities and Equity	$2,951,075	$262,169	$729,310	$416,470	$229,908	$1,313,218

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2019
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,581,738	$206,913	$671,276	$385,614	$216,936	$1,100,999
Cash and cash equivalents	69,286	31,216	9,934	7,254	1,866	19,016
Restricted cash	5,785	2,224	-	-	3,531	30
Accounts and other receivables	3,036	1,611	684	280	461	-
Deferred rent receivable	18,296	14,711	416	917	1,127	1,125
Deferred charges, net	10,074	7,703	250	561	1,560	-
Intangible assets, net	172,041	-	61,061	30,996	11,090	68,894
Other assets	4,812	158	1,632	189	81	2,752
Total Assets	$2,865,068	$264,536	$745,253	$425,811	$236,652	$1,192,816

Liabilities:
Notes and mortgages payable, net	$1,648,403	$296,953	$397,398	$186,433	$142,783	$624,836
Accounts payable and accrued expenses	64,254	6,607	5,875	4,778	4,482	42,512
Intangible liabilities, net	38,377	-	14,228	19,668	4,481	-
Other liabilities	1,505	271	-	4	174	1,056
Total Liabilities	1,752,539	303,831	417,501	210,883	151,920	668,404

Total Equity	1,112,529	(39,295)	327,752	214,928	84,732	524,412

Total Liabilities and Equity	$2,865,068	$264,536	$745,253	$425,811	$236,652	$1,192,816

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2020
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$61,469	$10,613	$15,644	$8,277	$4,478	$22,457
Total operating expenses	27,151	6,390	7,050	3,161	1,836	8,714
Net operating income (2)	34,318	4,223	8,594	5,116	2,642	13,743
Depreciation and amortization	(28,659)	(2,844)	(9,247)	(4,799)	(2,647)	(9,122)
Interest and other loss, net	(39)	(2)	(19)	(9)	(6)	(3)
Interest and debt expense	(13,995)	(2,701)	(3,410)	(1,856)	(1,538)	(4,490)
Net (loss) income before income taxes	(8,375)	(1,324)	(4,082)	(1,548)	(1,549)	128
Income tax expense	(2)	-	-	-	-	(2)
Net (loss) income	$(8,377)	$(1,324)	$(4,082)	$(1,548)	$(1,549)	$126

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(5,024)	$(662)	$(2,737)	$(662)	$(759)	$(204)
Less: Step-up basis adjustment	(42)	-	-	(2)	-	(40)
Add: Distributions received from 712 Fifth Avenue in excess of earnings	891	891	-	-	-	-
PGRE's share of net (loss) income	(4,175)	229	(2,737)	(664)	(759)	(244)
Add: Real estate depreciation and amortization	11,532	1,422	6,195	2,118	1,297	500
FFO (2)	7,357	1,651	3,458	1,454	538	256
Less: Distributions received from 712 Fifth Avenue in excess of earnings	(891)	(891)	-	-	-	-
Core FFO (2)	$6,466	$760	$3,458	$1,454	$538	$256

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(3,353)	$(662)	$(1,345)	$(886)	$(790)	$330
Add: Real estate depreciation and amortization	17,169	1,422	3,052	2,683	1,350	8,662
FFO/Core FFO (2)	$13,816	$760	$1,707	$1,797	$560	$8,992

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	See page 47 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2019
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center (1)	Street	Street	Other (2)
Total revenues	$50,243	$10,837	$3,781	$8,903	$4,522	$22,200
Total operating expenses	21,322	6,558	1,793	3,546	1,808	7,617
Net operating income (3)	28,921	4,279	1,988	5,357	2,714	14,583
Depreciation and amortization	(21,859)	(2,600)	(2,323)	(4,682)	(3,125)	(9,129)
Interest and other income (loss), net	185	139	(1)	20	(6)	33
Interest and debt expense	(14,360)	(2,702)	(772)	(1,856)	(1,637)	(7,393)
Net loss before income taxes	(7,113)	(884)	(1,108)	(1,161)	(2,054)	(1,906)
Income tax expense	(6)	-	-	(6)	-	-
Net loss	$(7,119)	$(884)	$(1,108)	$(1,167)	$(2,054)	$(1,906)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(2,855)	$(442)	$(744)	$(490)	$(1,007)	$(172)
Less: Step-up basis adjustment	(37)	-	-	-	-	(37)
Add: Distributions received from 712 Fifth Avenue in excess of earnings	1,001	1,001	-	-	-	-
PGRE's share of net (loss) income	(1,891)	559	(744)	(490)	(1,007)	(209)
Add: Real estate depreciation and amortization	6,949	1,300	1,556	2,064	1,531	498
FFO (3)	5,058	1,859	812	1,574	524	289
Less: Distributions received from 712 Fifth Avenue in excess of earnings	(1,001)	(1,001)	-	-	-	-
Core FFO (3)	$4,057	$858	$812	$1,574	$524	$289

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net loss	$(4,269)	$(442)	$(364)	$(678)	$(1,051)	$(1,734)
Add: Real estate depreciation and amortization	14,947	1,300	767	2,618	1,594	8,668
FFO/Core FFO (3)	$10,678	$858	$403	$1,940	$543	$6,934

(1)	Represents the results of operations from the date of acquisition (December 11, 2019) through December 31, 2019.
(2)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(3)	See page 47 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2020
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$246,541	$42,627	$63,356	$33,410	$18,475	$88,673
Total operating expenses	109,114	25,078	26,752	12,929	7,578	36,777
Net operating income (2)	137,427	17,549	36,604	20,481	10,897	51,896
Depreciation and amortization	(117,640)	(10,882)	(39,893)	(19,181)	(11,192)	(36,492)
Interest and other (loss) income , net	(36)	63	(64)	(26)	(26)	17
Interest and debt expense	(58,239)	(10,750)	(13,517)	(7,426)	(6,147)	(20,399)
Net loss before income taxes	(38,488)	(4,020)	(16,870)	(6,152)	(6,468)	(4,978)
Income tax expense	(47)	-	(5)	(20)	(6)	(16)
Net loss	$(38,535)	$(4,020)	$(16,875)	$(6,172)	$(6,474)	$(4,994)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(21,153)	$(2,010)	$(11,315)	$(2,714)	$(3,172)	$(1,942)
Less: Step-up basis adjustment	(163)	-	-	(9)	-	(154)
Add: Distributions received from 712 Fifth Avenue in excess of earnings	2,697	2,697	-	-	-	-
PGRE's share of net (loss) income	(18,619)	687	(11,315)	(2,723)	(3,172)	(2,096)
Add: Real estate depreciation and amortization	48,117	5,441	26,728	8,466	5,484	1,998
FFO (2)	29,498	6,128	15,413	5,743	2,312	(98)
Less: Distributions received from 712 Fifth Avenue in excess of earnings	(2,697)	(2,697)	-	-	-	-
Core FFO (2)	$26,801	$3,431	$15,413	$5,743	$2,312	$(98)

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net loss	$(17,382)	$(2,010)	$(5,560)	$(3,458)	$(3,302)	$(3,052)
Add: Real estate depreciation and amortization	69,686	5,441	13,165	10,724	5,708	34,648
FFO/Core FFO (2)	$52,304	$3,431	$7,605	$7,266	$2,406	$31,596

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	See page 47 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2019
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center (1)	Street (2)	Street (3)	Other (4)
Total revenues	$166,424	$46,826	$3,781	$12,462	$15,334	$88,021
Total operating expenses	68,491	26,082	1,793	4,932	6,371	29,313
Net operating income (5)	97,933	20,744	1,988	7,530	8,963	58,708
Depreciation and amortization	(68,318)	(10,918)	(2,323)	(6,798)	(11,757)	(36,522)
Interest and other income (loss), net	663	518	(1)	35	2	109
Interest and debt expense	(51,113)	(10,722)	(772)	(2,688)	(6,174)	(30,757)
Net loss before income taxes	(20,835)	(378)	(1,108)	(1,921)	(8,966)	(8,462)
Income tax expense	(16)	-	-	(6)	(2)	(8)
Net loss	$(20,851)	$(378)	$(1,108)	$(1,927)	$(8,968)	$(8,470)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(6,592)	$(189)	$(744)	$(826)	$(4,394)	$(439)
Less: Step-up basis adjustment	(152)	-	-	-	-	(152)
Add: Distributions received from 712 Fifth Avenue in excess of earnings	2,038	2,038	-	-	-	-
PGRE's share of net (loss) income	(4,706)	1,849	(744)	(826)	(4,394)	(591)
Add: Real estate depreciation and amortization	17,772	5,459	1,556	2,997	5,761	1,999
FFO (5)	13,066	7,308	812	2,171	1,367	1,408
Less: Distributions received from 712 Fifth Avenue in excess of earnings	(2,038)	(2,038)	-	-	-	-
Core FFO (5)	$11,028	$5,270	$812	$2,171	$1,367	$1,408

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net loss	$(14,259)	$(189)	$(364)	$(1,101)	$(4,574)	$(8,031)
Add: Real estate depreciation and amortization	50,698	5,459	767	3,801	5,996	34,675
FFO/Core FFO (5)	$36,439	$5,270	$403	$2,700	$1,422	$26,644

(1)	Represents the results of operations from the date of acquisition (December 11, 2019) through December 31, 2019.
(2)	Represents the results of operations from the date of acquisition (August 21, 2019) through December 31, 2019.
(3)	Represents the results of operations from the date of acquisition (February 7, 2019) through December 31, 2019.
(4)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(5)	See page 47 for our definition of these measures.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

As of December 31, 2020
Debt:
Consolidated debt:
Notes and mortgages payable (1)	$3,819,434
$1.0 billion Revolving Credit Facility	-
3,819,434
Less:
Noncontrolling interests' share of consolidated debt (2)	(790,653)
Add:
PGRE's share of unconsolidated joint venture debt (3)	607,647
PGRE's Share of Total Debt (4)	3,636,428

	Shares / Units	Share Price as of
Equity:	Outstanding	December 31, 2020
Common stock	218,817,337	$9.04	1,978,109
Operating Partnership units	20,756,618	9.04	187,640
Total equity	239,573,955	9.04	2,165,749

Total Market Capitalization			$5,802,177

(1)	Represents contractual amount due pursuant to the respective debt agreements.
(2)	Represents noncontrolling interests' share of debt of 1633 Broadway, One Market Plaza and 300 Mission Street.
(3)	Represents our share of debt of 712 Fifth Avenue, Market Center, 55 Second Street, 111 Sutter Street, 60 Wall Street and Oder-Center, Germany.
(4)	See page 47 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,250,000	2.99%	$1,250,000	2.99%	$-	-
1301 Avenue of the Americas	850,000	2.61%	500,000	3.05%	350,000	1.99%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	-	-
One Market Plaza	975,000	4.03%	975,000	4.03%	-	-
300 Mission Street	244,434	3.65%	244,434	3.65%	-	-
Revolving Credit Facility	-	-	-	-	-	-
Total consolidated debt	3,819,434	3.32%	3,469,434	3.45%	350,000	1.99%
Noncontrolling interests' share	(790,653)	3.79%	(790,653)	3.79%	-	-
PGRE's share of consolidated debt	$3,028,781	3.20%	$2,678,781	3.36%	$350,000	1.99%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$-	-
Market Center	405,769	3.06%	402,000	3.07%	3,769	1.65%
55 Second Street	187,500	3.88%	187,500	3.88%	-	-
111 Sutter Street	148,056	3.65%	-	-	148,056	3.65%
60 Wall Street	575,000	2.61%	-	-	575,000	2.61%
Oder-Center, Germany	18,509	4.62%	18,509	4.62%	-	-
Total unconsolidated debt	1,634,834	3.13%	908,009	3.37%	726,825	2.82%
Joint venture partners' share	(1,027,187)	3.02%	(404,242)	3.46%	(622,945)	2.73%
PGRE's share of unconsolidated debt	$607,647	3.30%	$503,767	3.30%	$103,880	3.31%

PGRE's share of Total Debt (1)	$3,636,428	3.22%	$3,182,548	3.35%	$453,880	2.29%

Revolving Credit Facility Covenants: (2)	Required	Actual	Debt Composition (at PGRE's share):	Amount	%
Total Debt / Total Assets	Less than 60%	42.1%	Fixed rate debt:
Secured Debt / Total Assets	Less than 50%	44.6%	Consolidated fixed rate debt	$2,678,781
Fixed Charge Coverage	Greater than 1.5x	3.47x	Unconsolidated fixed rate debt	503,767
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%	PGRE's share of fixed rate debt	3,182,548	87.5%
Unencumbered Interest Coverage	Greater than 1.75x	15.20x	Variable rate debt:
			Consolidated variable rate debt	350,000
			Unconsolidated variable rate debt	103,880
			PGRE's share of variable rate debt	453,880	12.5%

			PGRE's share of Total Debt (1)	$3,636,428	100.0%

(1)	See page 47 for our definition of this measure.
(2)

This section presents ratios as of December 31, 2020 in accordance with the terms of our revolving credit facility, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of considering our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Debt:	2021	2022	2023	2024	2025	Thereafter	Total
1301 Avenue of the Americas	$850,000	$-	$-	$-	$-	$-	$850,000
300 Mission Street	-	-	244,434	-	-	-	244,434
One Market Plaza	-	-	-	975,000	-	-	975,000
1633 Broadway	-	-	-	-	-	1,250,000	1,250,000
31 West 52nd Street	-	-	-	-	-	500,000	500,000
Revolving Credit Facility	-	-	-	-	-	-	-
Total consolidated debt	850,000	-	244,434	975,000	-	1,750,000	3,819,434
Noncontrolling interests' share	-	-	(168,415)	(497,250)	-	(124,988)	(790,653)
PGRE's share of consolidated debt	$850,000	$-	$76,019	$477,750	$-	$1,625,012	$3,028,781

Unconsolidated Joint Venture Debt:
60 Wall Street	$-	$575,000	$-	$-	$-	$-	$575,000
Oder-Center, Germany	-	18,509	-	-	-	-	18,509
111 Sutter Street	-	-	148,056	-	-	-	148,056
Market Center	-	-	-	-	405,769	-	405,769
712 Fifth Avenue	-	-	-	-	-	300,000	300,000
55 Second Street	-	-	-	-	-	187,500	187,500
Total unconsolidated debt	-	593,509	148,056	-	405,769	487,500	1,634,834
Joint venture partners' share	-	(562,943)	(75,509)	-	(133,904)	(254,831)	(1,027,187)
PGRE's share of unconsolidated debt	$-	$30,566	$72,547	$-	$271,865	$232,669	$607,647

PGRE's Share of Total Debt (1)	$850,000	$30,566	$148,566	$477,750	$271,865	$1,857,681	$3,636,428

Weighted average rate	2.61%	2.72%	3.65%	4.03%	3.06%	3.28%	3.22%

% of debt maturing	23.4%	0.8%	4.1%	13.1%	7.5%	51.1%	100.0%

(1)	See page 47 for our definition of this measure.

PORTFOLIO SUMMARY

(unaudited and in thousands, except square feet and per square foot amounts)

		Paramount		Number of	Square	%	%	Annualized Rent (1)
Property	Submarket	Ownership		Buildings	Feet	Leased (1)	Occupied (1)	Amount	Per Square Foot (2)

As of December 31, 2020
New York:
1633 Broadway	West Side	90.0%	(3)	1	2,499,105	98.3%	98.3%	$181,941	$76.62
1301 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%		1	1,765,688	99.0%	99.0%	140,142	80.48
1325 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%		1	811,104	91.8%	91.7%	49,745	68.29
31 West 52nd Street	Sixth Avenue / Rock Center	100.0%		1	763,172	99.3%	98.2%	71,327	92.62
900 Third Avenue	East Side	100.0%		1	591,533	80.6%	80.6%	34,979	73.46
712 Fifth Avenue	Madison / Fifth Avenue	50.0%		1	543,411	70.8%	67.5%	42,373	115.48
60 Wall Street	Downtown	5.0%		1	1,625,483	100.0%	100.0%	73,600	45.28	(4)
Subtotal / Weighted average				7	8,599,496	95.3%	95.0%	594,107	73.45
PGRE's share				7	6,533,859	95.1%	94.8%	484,816	79.35

San Francisco:
One Market Plaza	South Financial District	49.0%		2	1,591,951	97.5%	97.5%	142,085	90.77
Market Center	South Financial District	67.0%		2	745,630	90.2%	90.2%	57,268	85.14
300 Mission Street	South Financial District	31.1%		1	660,702	99.1%	99.1%	53,082	81.23
One Front Street	North Financial District	100.0%		1	644,700	100.0%	98.8%	51,996	81.69
55 Second Street	South Financial District	44.1%		1	379,621	95.7%	95.7%	27,854	76.88
111 Sutter Street	North Financial District	49.0%		1	277,193	79.6%	79.6%	17,881	81.86
Subtotal / Weighted average				8	4,299,797	95.6%	95.4%	350,166	85.21
PGRE's share				8	2,433,044	95.7%	95.4%	197,541	84.97

Total / Weighted average				15	12,899,293	95.4%	95.1%	944,273	$77.45
PGRE's share				15	8,966,903	95.2%	95.0%	682,357	$80.92

(1)	See page 47 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	On May 27, 2020, we sold a 10.0% interest in 1633 Broadway.
(4)	Represents "triple-net" rent.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of December 31, 2020		As of September 30, 2020		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	98.3%	98.3%	98.4%	98.4%	(0.1%)
1301 Avenue of the Americas	100.0%	99.0%	99.0%	99.0%	99.0%	-%
1325 Avenue of the Americas	100.0%	91.8%	91.8%	91.7%	91.7%	0.1%
31 West 52nd Street	100.0%	99.3%	99.3%	98.2%	98.2%	1.1%
900 Third Avenue	100.0%	80.6%	80.6%	80.6%	80.6%	-%
712 Fifth Avenue	50.0%	70.8%	70.8%	74.4%	74.4%	(3.6%)
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	-%
Weighted average		95.3%	95.3%	95.4%	95.4%	(0.1%)
PGRE's share		95.1%	95.1%	95.1%	95.1%	-%

San Francisco:
One Market Plaza	49.0%	97.5%	97.5%	98.2%	98.2%	(0.7%)
Market Center	67.0%	90.2%	90.2%	93.7%	93.7%	(3.5%)
300 Mission Street	31.1%	99.1%	99.1%	99.1%	99.1%	-%
One Front Street	100.0%	100.0%	100.0%	100.0%	100.0%	-%
55 Second Street	44.1%	95.7%	95.7%	95.7%	95.7%	-%
111 Sutter Street	49.0%	79.6%	79.6%	83.0%	83.0%	(3.4%)
Weighted average		95.6%	95.6%	96.6%	96.6%	(1.0%)
PGRE's share		95.7%	95.7%	96.8%	96.8%	(1.1%)

Weighted average		95.4%	95.4%	95.8%	95.8%	(0.4%)
PGRE's share		95.2%	95.2%	95.6%	95.6%	(0.4%)

Discontinued Operations:
1899 Pennsylvania Avenue (2)		-%	-%	90.4%	-%	-%

Weighted average		95.4%	95.4%	95.8%	95.8%	(0.4%)
PGRE's share		95.2%	95.2%	95.5%	95.6%	(0.4%)

(1)	See page 47 for our definition of this measure.
(2)	Sold on December 24, 2020.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of December 31, 2020		As of December 31, 2019		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	98.3%	98.3%	98.4%	98.4%	(0.1%)
1301 Avenue of the Americas	100.0%	99.0%	99.0%	99.4%	99.4%	(0.4%)
1325 Avenue of the Americas	100.0%	91.8%	91.8%	91.1%	91.1%	0.7%
31 West 52nd Street	100.0%	99.3%	99.3%	97.5%	97.5%	1.8%
900 Third Avenue	100.0%	80.6%	80.6%	83.4%	83.4%	(2.8%)
712 Fifth Avenue	50.0%	70.8%	70.8%	74.2%	74.2%	(3.4%)
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	-%
Weighted average		95.3%	95.3%	95.6%	95.6%	(0.3%)
PGRE's share		95.1%	95.1%	95.5%	95.3%	(0.2%)

San Francisco:
One Market Plaza	49.0%	97.5%	97.5%	98.4%	98.4%	(0.9%)
Market Center	67.0%	90.2%	90.2%	95.6%	95.6%	(5.4%)
300 Mission Street	31.1%	99.1%	99.1%	100.0%	100.0%	(0.9%)
One Front Street	100.0%	100.0%	100.0%	100.0%	100.0%	-%
55 Second Street	44.1%	95.7%	95.7%	95.7%	95.7%	-%
111 Sutter Street	49.0%	79.6%	79.6%	86.3%	86.3%	(6.7%)
Weighted average		95.6%	95.6%	97.4%	97.4%	(1.8%)
PGRE's share		95.7%	95.7%	97.5%	97.5%	(1.8%)

Weighted average		95.4%	95.4%	96.2%	96.2%	(0.8%)
PGRE's share		95.2%	95.2%	96.0%	95.9%	(0.7%)

Discontinued Operations:
1899 Pennsylvania Avenue (2)		-%	-%	90.4%	-%	-%

Weighted average		95.4%	95.4%	96.1%	96.2%	(0.8%)
PGRE's share		95.2%	95.2%	95.9%	95.9%	(0.7%)

(1)	See page 47 for our definition of this measure.
(2)	Sold on December 24, 2020.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

						PGRE's Share of
				Total		Total			Annualized Rent (1)		% of
		Lease		Square Feet		Square Feet		% of Total		Per Square	Annualized
Top 10 Tenants:	Property	Expiration		Occupied		Occupied		Square Feet	Amount	Foot	Rent
As of December 31, 2020
Barclays Capital, Inc.	1301 Avenue of the Americas	Dec-2020	(2)	497,418	(2)	497,418	(2)	5.5%	$33,475	$67.30	4.9%
Clifford Chance LLP	31 West 52nd Street	Jun-2024		328,992		328,992		3.7%	28,993	88.13	4.2%
First Republic Bank	One Front Street	Jun-2025	(3)	350,340	(3)	350,340	(3)	3.9%	28,336	80.88	4.2%
Credit Agricole Corporate &
Investment Bank	1301 Avenue of the Americas	Feb-2023		312,679		312,679		3.5%	27,471	87.86	4.0%
Norton Rose Fulbright	1301 Avenue of the Americas	Sep-2034	(4)	320,325	(4)	320,325	(4)	3.6%	27,171	84.82	4.0%
Allianz Global Investors, LP	1633 Broadway	Jan-2031		320,911		288,823		3.2%	26,310	91.09	3.9%
Morgan Stanley & Company	1633 Broadway	Mar-2032		260,829		234,749		2.6%	17,919	76.33	2.6%
WMG Acquisition Corp.
(Warner Music Group)	1633 Broadway	Jul-2029		293,888		264,502		2.9%	17,401	65.79	2.6%
Showtime Networks, Inc.	1633 Broadway	Jan-2026		261,196		235,079		2.6%	15,218	64.74	2.2%
Google, Inc.	One Market Plaza	Apr-2025		342,211		167,683		1.9%	14,323	85.42	2.1%

	PGRE's Share of
	Square Feet	% of Occupied	Annualized	% of
Industry Diversification:	Occupied	Square Feet	Rent (1)	Annualized Rent
As of December 31, 2020
Legal Services	1,758,574	20.7%	$145,542	21.3%
Financial Services - Commercial and Investment Banking	1,870,603	22.0%	143,288	21.0%
Technology and Media	1,753,697	20.6%	134,034	19.6%
Financial Services, all others	1,260,963	14.8%	113,505	16.6%
Insurance	448,762	5.3%	39,746	5.8%
Retail	136,385	1.6%	14,387	2.1%
Travel & Leisure	192,856	2.3%	13,548	2.0%
Other Professional Services	138,118	1.6%	11,339	1.7%
Real Estate	134,090	1.6%	11,146	1.6%
Other	820,663	9.5%	55,822	8.3%

(1)	See page 47 for our definition of this measure.
(2)	The lease expired on December 31, 2020.
(3)	76,999 and 22,690 of the square feet leased expire on December 31, 2029 and December 31, 2030, respectively.
(4)	116,462 of the square feet leased expires on March 31, 2032.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Three Months Ended December 31, 2020

Total square feet leased	87,283	70,734	16,549

PGRE's share of total square feet leased:	62,461	54,221	8,240
Initial rent (2)	$90.81	$89.91	$96.71
Weighted average lease term (in years)	2.2	1.9	4.2
Tenant improvements and leasing commissions:
Per square foot	$15.00	$15.39	$12.48
Per square foot per annum	$6.94	$8.27	$3.00
Percentage of initial rent	7.6%	9.2%	3.1%
Rent concessions:
Average free rent period (in months)	3.0	3.0	3.2
Average free rent period per annum (in months)	1.4	1.6	0.8

Second generation space:
Square feet	54,036	45,796	8,240
Cash basis:
Initial rent (2)	$93.58	$93.02	$96.71
Prior escalated rent (2)	$94.85	$95.04	$93.80
Percentage (decrease) increase	(1.3%)	(2.1%)	3.1%
GAAP basis:
Straight-line rent (2)	$89.16	$87.56	$98.06
Prior straight-line rent (2)	$87.19	$87.37	$86.17
Percentage increase	2.3%	0.2%	13.8%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	See page 47 for our definition of this measure.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Year Ended December 31, 2020

Total square feet leased	699,159	223,568	475,591

PGRE's share of total square feet leased:(2)	413,148	180,134	233,014
Initial rent (3)	$89.85	$80.61	$96.99
Weighted average lease term (in years)	4.0	3.3	4.4
Tenant improvements and leasing commissions:
Per square foot	$28.23	$19.89	$34.68
Per square foot per annum	$7.14	$6.00	$7.80
Percentage of initial rent	7.9%	7.4%	8.0%
Rent concessions:
Average free rent period (in months)	2.3	2.1	2.5
Average free rent period per annum (in months)	0.6	0.6	0.6

Second generation space: (3)
Square feet	372,613	163,427	209,186
Cash basis:
Initial rent (3)	$89.31	$79.57	$96.91
Prior escalated rent (3)	$75.37	$79.84	$71.87
Percentage increase (decrease)	18.5%	(0.3%)	34.8%
GAAP basis:
Straight-line rent (3)	$88.68	$76.58	$98.13
Prior straight-line rent (3)	$74.05	$75.11	$73.23
Percentage increase	19.8%	2.0%	34.0%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)

PGRE's share of total square feet leased and the related statistics exclude the impact of 17,925 square feet of retail space at 712 Fifth Avenue, that was leased to Harry Winston for a 16-year term. The lease has a weighted average initial rent of $437.43 per square foot and tenant improvement and leasing commissions were $65.13 per square foot per annum, or 14.9% of initial rent.

(3)	See page 47 for our definition of this measure.

LEASE EXPIRATIONS – TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	14,391	9,968	$799	$56.62	0.1%

1Q 2021	685,318	602,323	42,233	70.56	6.1%
2Q 2021	197,934	190,400	15,237	79.93	2.2%
3Q 2021	77,645	71,677	5,854	82.07	0.9%
4Q 2021	82,125	66,470	3,514	75.64	0.5%
Total 2021	1,043,022	930,870	66,838	73.68	9.7%
2022	2,263,471	464,412	31,355	80.91	4.5%
2023	890,658	747,396	60,016	83.30	8.7%
2024	802,940	714,755	59,664	83.52	8.6%
2025	1,411,167	881,262	72,674	82.46	10.5%
2026	1,403,975	980,283	78,469	78.03	11.4%
2027	207,449	141,918	12,517	88.15	1.8%
2028	255,681	209,154	17,080	82.15	2.5%
2029	578,253	515,191	39,931	77.92	5.8%
2030	610,952	512,412	44,545	86.97	6.5%
Thereafter	2,821,206	2,432,753	206,624	84.38	29.9%

(1)	See page 47 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	4,739	4,231	$492	$67.68	0.1%

1Q 2021	516,166	511,164	34,395	67.85	7.0%
2Q 2021	189,942	185,114	14,791	79.89	3.0%
3Q 2021	53,880	48,978	3,907	79.45	0.8%
4Q 2021	68,404	57,277	2,771	73.80	0.6%
Total 2021	828,392	802,533	55,864	71.71	11.4%
2022	1,838,777	262,504	13,621	72.41	2.8%
2023	531,018	517,433	39,964	81.20	8.2%
2024	601,726	584,882	48,249	82.60	9.9%
2025	299,107	241,876	21,584	89.20	4.4%
2026	704,695	646,145	51,450	76.45	10.5%
2027	85,378	79,854	6,873	86.07	1.4%
2028	147,554	127,134	10,399	82.38	2.1%
2029	537,064	494,320	38,233	77.77	7.8%
2030	403,756	393,040	33,640	85.64	6.9%
Thereafter	2,212,036	2,058,217	169,006	81.44	34.5%

(1)	See page 47 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	9,652	5,737	$307	$40.52	0.2%

1Q 2021	169,152	91,159	7,838	85.62	3.9%
2Q 2021	7,992	5,286	446	81.56	0.2%
3Q 2021	23,765	22,699	1,947	87.94	1.0%
4Q 2021	13,721	9,193	743	80.79	0.4%
Total 2021	214,630	128,337	10,974	85.50	5.5%
2022	424,694	201,908	17,734	87.82	8.8%
2023	359,640	229,963	20,052	87.30	10.0%
2024	201,214	129,873	11,415	87.70	5.7%
2025	1,112,060	639,386	51,090	79.90	25.4%
2026	699,280	334,138	27,019	81.06	13.4%
2027	122,071	62,064	5,644	90.83	2.8%
2028	108,127	82,020	6,681	81.79	3.3%
2029	41,189	20,871	1,698	81.35	0.8%
2030	207,196	119,372	10,905	91.35	5.4%
Thereafter	609,170	374,536	37,618	100.44	18.7%

(1)	See page 47 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended December 31, 2020
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$5,246	$2,412	$2,731	$103
Second generation tenant improvements	18,027	4,900	13,127	-
Second generation leasing commissions	1,704	423	1,281	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$24,977	$7,735	$17,139	$103

Redevelopment Expenditures: (1)
One Market Plaza	$1,057	$-	$1,057	$-
Other	4,355	3,596	759	-
Total Redevelopment Expenditures	$5,412	$3,596	$1,816	$-

	Three Months Ended December 31, 2019
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$8,429	$5,739	$2,598	$92
Second generation tenant improvements	18,532	16,813	1,719	-
Second generation leasing commissions	6,165	1,168	4,997	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$33,126	$23,720	$9,314	$92

Redevelopment Expenditures: (1)
1325 Avenue of the Americas (Lobby Renovation and Elevator Modernization)	$1,180	$1,180	$-	$-
300 Mission Street (Lobby Renovation)	1,283	-	1,283	-
31 West 52nd Street (Lobby Renovation and Elevator Modernization)	338	338	-	-
Other	3,671	3,127	544	-
Total Redevelopment Expenditures	$6,472	$4,645	$1,827	$-

(1)	See page 47 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Year Ended December 31, 2020
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$18,955	$11,555	$7,047	$353
Second generation tenant improvements	50,299	25,578	24,721	-
Second generation leasing commissions	10,717	3,432	7,285	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$79,971	$40,565	$39,053	$353

Redevelopment Expenditures: (1)
One Market Plaza	$5,633	$-	$5,633	$-
Other	11,964	8,442	3,522	-
Total Redevelopment Expenditures	$17,597	$8,442	$9,155	$-

	Year Ended December 31, 2019
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$23,599	$14,445	$8,130	$1,024
Second generation tenant improvements	44,563	37,027	6,847	689
Second generation leasing commissions	21,055	6,711	13,787	557
First generation leasing costs and capital expenditures	4,317	-	4,317	-
Total Capital Expenditures	$93,534	$58,183	$33,081	$2,270

Redevelopment Expenditures: (1)
1325 Avenue of the Americas (Lobby Renovation and Elevator Modernization)	$9,430	$9,430	$-	$-
300 Mission Street (Lobby Renovation)	8,003	-	8,003	-
31 West 52nd Street (Lobby Renovation and Elevator Modernization)	3,194	3,194	-	-
Other	9,180	7,837	1,343	-
Total Redevelopment Expenditures	$29,807	$20,461	$9,346	$-

(1)	See page 47 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level.

Same Store NOI is used to measure the operating performance of properties in our New York and San Francisco portfolios that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods and not classified as discontinued operations.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Development Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.